UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2019 (March 14, 2019)

TRINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 48th Floor

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 503-2855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2019, Trine Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 26,100,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“ Warrant ”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $261,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,915,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-229853) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 25, 2019 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 14, 2019, by and among the Company, BTIG LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 14, 2019, by and among the Company, its officers, its directors and the Company’s sponsor, Trine Sponsor IH LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company LLC, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 14, 2019, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated March 14, 2019, by and between the Company and Robin Trine Holdings LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated March 14, 2019 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,720,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $7,720,000. The Sponsor has committed to purchase up to an additional 783,000 Private Placement Warrants if the Underwriters exercise their over-allotment option in full. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable for cash by the Company so long as they are held by the Sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2019, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $261,000,000, comprised of $255,730,914.47 of the proceeds from the IPO (which amount includes $9,135,000 of the underwriters’ deferred discount) and $5,269,085.53 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 14, 2019, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 19, 2019, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 14, 2019, by and among the Company, BTIG LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated March 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 14, 2019, by and among the Company, its officers, directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 14, 2019, by and among the Company and the certain security holders.
10.4	Administrative Support Agreement, dated March 14, 2019, by and between the Company and Robin Trine Holdings LLC.
10.5	Private Placement Warrants Purchase Agreement, dated March 14, 2019, by and between the Company and the Sponsor.
99.1	Press Release, dated March 14, 2019.
99.2	Press Release, dated March 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINE ACQUISITION CORP.

	By:	/s/ Leo Hindery, Jr.
		Name:	Leo Hindery, Jr.
		Title:	Chief Executive Officer

Dated: March 20, 2019

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